                                                                    Exhibit 99.1

                   S1 CORPORATION ACHIEVES GAAP PROFITABILITY

      FOURTH QUARTER RESULTS DEMONSTRATE CONTINUED PROGRESS WITH ENTERPRISE

Atlanta, February 13, 2003 -- S1 Corporation (Nasdaq:SONE), a leading global provider of Enterprise software solutions, today announced financial results for its fourth quarter ended December 31, 2002.

         - Revenue for the quarter ended December 31, 2002 was $63.9 million, a sequential increase of 9% over revenue for the quarter ended September 30, 2002.

         - The company achieved positive earnings per share for the first time, reporting net earnings of $1.2 million, or $0.02 per share, for the quarter ended December 31, 2002 compared to a net loss of $5.2 million, or ($0.07) per share, for the quarter ended September 30, 2002.

         - Net income from continuing operations was $4.2 million, or $0.06 per share, for the quarter ended December 31, 2002 as compared with a loss of $3.5 million, or ($0.05) per share, for the quarter ended September 30, 2002.

         - Gross margin was 61% for the quarter ended December 31, 2002 versus 59% for the quarter ended September 30, 2002.

         - Revenue and earnings per share from continuing operations for the quarter ended December 31, 2002 were in line with the company's previous guidance.

"Our fourth quarter results reflect solid revenue growth and strong performance on the bottom line. We are especially pleased to announce the important milestone of GAAP profitability achieved during the quarter, on target with our originally communicated timetable," commented Jaime Ellertson, chief executive officer of S1 Corporation. "We continue to make progress in the transition of our business model and the execution of our Enterprise strategy. Twenty financial institutions have now reached production with our Enterprise solution, a key focus of our efforts this quarter. Our balance sheet continues to lead the industry, with $143 million in cash and short term investments, and no debt."

For the year ended December 31, 2002, S1's revenue was $248.0 million, a 7% increase over the $231.8 million reported for the year ended December 31, 2001. Net loss per share for the year ended December 31, 2002, was ($0.24) per share, compared to a net loss of ($3.74) per share for the year ended December 31, 2001. Net loss from continuing operations for the year ended December 31, 2002 was ($0.10) per share compared to a net loss from continuing operations of ($3.30) per share for the year ended December 31, 2001.


RECENT OPERATING HIGHLIGHTS

         - Signed 87 new financial institution customers, three new S1 Enterprise customers and almost 200 cross-sales to the company's existing customer base of approximately 4,000 financial institutions during Q4;

         - Successfully completed deployment of S1 Enterprise Platform solutions for both hosted and in-house solutions, bringing the total of live financial institution deployments to twenty;

         - Completed a $10 million share repurchase program, having reacquired approximately 2 million shares over the life of the program;

         - Generated $8.7 million in cash flow from operations during the fourth quarter for an ending cash and current investments balance of $142.7 million;

         - Announced the addition of Gregory J. Owens, chairman and chief executive officer of Manugistics Group, Inc., to S1's Board of Directors;

         - Strengthened S1's senior management team with the addition of Larry Diamond in the role of senior vice president, product development;

         - Signed a multi-year agreement with K2 Solutions, one of Brazil's largest distributors and integrators in the financial services market;

         - Entered into a strategic relationship with EastPoint Technologies under which EastPoint will integrate and resell S1 Enterprise Solutions with EastPoint's core-processing solution to community and regional banks;

         - Launched two new products, S1 Trade Finance Purchase Order Processing System (S1 POPS) and S1 Safeguard Suite; and

         - Earned IBM's xSP Prime(TM) Hosting Partner approval, a designation recognizing IBM Business Partners that meet or exceed specific hosting requirements for security, systems management and backup.

FINANCIAL GUIDANCE
S1 reaffirmed its revenue and EPS guidance for continuing operations for Q1 and full year 2003.

                                              Q1 2003                   FY 2003
                                            ------------------------------------
Revenue (in millions                           $57-$60                $248-$258
EPS from Continuing Operations              ($0.02)-$0.01            $0.18-$0.23
Diluted Shares Outstanding                   73 million              73 million

** Results from the company's Edify business unit are accounted for as discontinued operations and are not included in the above guidance.

CONFERENCE CALL INFORMATION
Company management will host a conference call to discuss fourth quarter results on Thursday, February 13, 2003 at 5:00 p.m. EST. Interested parties may access a live webcast of the call through the company's corporate website, www.s1.com. The conference call will contain forward-looking statements and other material information. A replay of the webcast will be available until February 21, 2003.

ABOUT S1
S1 (Nasdaq: SONE) is a leading global provider to approximately 4,000 banks, credit unions, insurance providers, and investment firms of enterprise software solutions that create one view of customers across multiple channels, applications and segments. S1's Enterprise software solutions uniquely combine customer interaction and financial transaction capabilities, resulting in a more compelling experience for the customers and a more profitable relationship for the financial institution. S1 is the only provider with the proven experience, breadth of products, and financial strength to empower financial services companies' enterprise strategies. Additional information about S1 is available at www.s1.com.

FORWARD LOOKING STATEMENTS
This press release contains forward-looking statements relating to results of operations; benefits of certain programs; product availability, features and benefits; market penetration; and market strategies. Such statements are made based on management's beliefs as well as assumptions made by, and information currently available to, management pursuant to "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995. While these statements reflect our best judgement, they are subject to risks and uncertainties that could cause a change in focus and direction. Actual results may differ materially. A discussion of certain risk factors that may cause actual results to differ from these forward-looking statements can be found in S1's Annual Report on Form 10-K for the year ended December 31, 2001, on file with the SEC.

CONTACTS:

Nancy O'Donnell
VP of Investor Relations, S1 Corporation
404/923-6671
nancy.odonnell@s1.com

Sterling Hager, Inc. for S1 Corporation
Brian Gendron
617/926-6665 ext. 244
bgendron@sterlinghager.com

                         S1 CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                                DECEMBER 31,        DECEMBER 31,
                                                                                   2002                 2001
                                                                                ------------        ------------
                                                                                (UNAUDITED)
ASSETS
  Current assets:
     Cash and cash equivalents                                                  $   127,842         $   119,632
     Short term investments                                                          14,843              28,818
     Accounts receivable, net                                                        42,970              56,502
     Other current assets                                                            13,211               7,902
     Assets held for sale, net                                                       33,728                  --
                                                                                -----------         -----------
              Total current assets                                                  232,594             212,854
Property and equipment, net                                                          29,512              41,253
Goodwill and other intangible assets, net                                           105,972             111,223
Other assets                                                                          8,890               6,707
                                                                                -----------         -----------
              Total assets                                                      $   376,968         $   372,037
                                                                                ===========         ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable and other accrued liabilities                             $    41,673         $    49,603
     Deferred revenues                                                               34,833              27,499
     Current portion of capital lease obligation                                      1,563               5,925
     Liabilities held for sale                                                       12,952                  --
                                                                                -----------         -----------
              Total current liabilities                                              91,021              83,027
Other liabilities                                                                     5,874              14,392
                                                                                -----------         -----------
              Total liabilities                                                      96,895              97,419
                                                                                -----------         -----------
Stockholders' equity:
        Preferred stock                                                              18,328             241,975
        Common stock                                                                    713                 614
        Additional paid-in capital                                                1,896,111           1,640,972
        Treasury stock                                                               (9,250)                 --
        Accumulated deficit                                                      (1,623,545)         (1,607,148)
        Other comprehensive loss                                                     (2,284)             (1,795)
                                                                                -----------         -----------
              Total stockholders' equity                                            280,073             274,618
                                                                                -----------         -----------
              Total liabilities and stockholders' equity                        $   376,968         $   372,037
                                                                                ===========         ===========

                         S1 CORPORATION AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                   (UNAUDITED)

                                                             THREE MONTHS ENDED                     YEAR TO DATE
                                                         12/31/2002       12/31/2001        12/31/2002        12/31/2001
                                                        -----------      -----------       -----------       -----------
REVENUES:
     Software licenses                                  $    16,405      $    15,433       $    66,895       $    42,243
     Support and maintenance                                 11,574            9,637            43,761            29,216
     Professional services                                   26,026           27,095            95,487           106,341
     Data center                                              9,604           15,401            40,560            52,915
     Other                                                      280               53             1,274             1,050
                                                        -----------      -----------       -----------       -----------
           Total revenues (1)                                63,889           67,619           247,977           231,765
                                                        -----------      -----------       -----------       -----------
DIRECT COSTS:
     Software licenses                                          322               58               437               532
     Professional services, support and maintenance          18,483           18,637            74,785            81,763
     Data center                                              5,591            6,478            22,100            26,013
     Other                                                      304               60             1,267               751
                                                        -----------      -----------       -----------       -----------
           Total direct costs                                24,700           25,233            98,589           109,059
                                                        -----------      -----------       -----------       -----------
           Gross margin                                      39,189           42,386           149,388           122,706
                                                        -----------      -----------       -----------       -----------
OPERATING EXPENSES:
     Selling and marketing                                    8,917            7,831            38,078            27,838
     Product development                                      8,462           10,038            39,377            40,767
     General and administrative                              10,328           11,593            43,179            44,007
     Depreciation and amortization                            5,206            6,645            21,404            26,880
     Merger related and restructuring costs                    (339)              49             1,683             9,260
     Acquired in-process research and development                --               --               350                --
     Amortization of acquisition intangibles                  3,489           14,846            15,943            60,587
                                                        -----------      -----------       -----------       -----------
           Total operating expenses                          36,063           51,002           160,014           209,339
                                                        -----------      -----------       -----------       -----------
Operating income (loss)                                       3,126           (8,616)          (10,626)          (86,633)
Interest, investment and other income, net                      344              656             1,444             3,146
Loss on sale of subsidiaries                                     --               --                --           (53,186)
Equity in net loss of affiliate                                  --          (41,252)               --           (61,900)
Income tax benefit                                              743              368             2,653             3,387
                                                        -----------      -----------       -----------       -----------
Income (loss) from continuing operations                      4,213          (48,844)           (6,529)         (195,186)
Loss from discontinued operations, net of tax                (3,057)          (7,433)           (9,868)          (26,357)
                                                        -----------      -----------       -----------       -----------
NET INCOME (LOSS)                                       $     1,156         $(56,277)        $ (16,397)        $(221,543)
                                                        ===========      ===========       ===========       ===========
EARNINGS (LOSS) PER SHARE:
BASIC
      Continuing operations                             $      0.06      $     (0.80)      $     (0.10)      $     (3.30)
      Discontinued operations                                 (0.04)           (0.12)            (0.14)            (0.44)
                                                        -----------      -----------       -----------       -----------
NET INCOME (LOSS) PER COMMON SHARE - BASIC              $      0.02      $     (0.92)      $     (0.24)      $     (3.74)
                                                        ===========      ===========       ===========       ===========
DILUTED
      Continuing operations                             $      0.06
      Discontinued operations                                 (0.04)
                                                        -----------
NET INCOME (LOSS) PER COMMON SHARE - DILUTED            $      0.02
                                                        ===========

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
     BASIC                                               69,515,196       60,881,230        67,724,593        59,242,105


WEIGHTED AVERAGE COMMON SHARES AND EQUIVALENTS
     DILUTED                                             72,229,070

COMMON SHARES OUTSTANDING AT END OF PERIOD               69,353,601       61,444,554        69,353,601        61,444,554

GROSS MARGIN PERCENTAGES:
 Software licenses                                               98%             100%               99%               99%
 Professional services, support and maintenance                  51%              49%               46%               40%
 Data center                                                     42%              58%               46%               51%
 Other                                                           (9%)            (13%)               1%               28%
                                                        -----------      -----------       -----------       -----------
 Total gross margin                                              61%              63%               60%               53%
                                                        ===========      ===========       ===========       ===========

                         S1 CORPORATION AND SUBSIDIARIES
                       FINANCIAL SEGMENT REVENUE SCHEDULE
                                 (IN THOUSANDS)

                                       QUARTER ENDED 12/31/02                           FULL YEAR 2002
                               -------------------------------------        ---------------------------------------
                                                POINT                                       POINT
                              ENTERPRISE      SOLUTION        TOTAL        ENTERPRISE      SOLUTION          TOTAL
                              ----------      --------       -------       ----------      --------        --------
Software licenses              $ 1,350        $15,055        $16,405        $ 8,530        $ 58,365        $ 66,895
Support and maintenance            609         10,965         11,574          1,691          42,070          43,761
Professional services            9,750         16,276         26,026         19,323          76,164          95,487
Data center                        239          9,365          9,604            429          40,131          40,560
Other                               --            280            280             --           1,274           1,274
                               -------        -------        -------        -------        --------        --------
      Total revenue (1)        $11,948        $51,941        $63,889        $29,973        $218,004        $247,977
                               =======        =======        =======        =======        ========        ========

(1) Total revenues for the year ended December 31, 2002 have been corrected for an addition error in the press release.